PROJECT PROFILE
Curtis Apartments Phase II Worcester, MA

PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust (HIT) is helping to finance Phase II of the Curtis Apartments redevelopment in Worcester, Massachusetts. Phase II will replace existing public housing with three new buildings totaling 150 units, including 114 replacement public housing units and 36 additional affordable units.

In addition to housing, the development will include the Worcester Housing Authority’s Economic Opportunity Center, a new Great Brook Valley branch of the Worcester Public Library, a new public park, infrastructure upgrades, and 203 parking spaces for residents. Phase II is located on a 6.74-acre parcel within the northwestern portion of the 15-acre Curtis Apartments campus located in Worcester’s Great Brook Valley neighborhood, adjacent to Great Brook Valley Park.

HIT ROLE	The HIT is providing $20.1 million in MassHousing long-term, tax- exempt bonds for the development of Curtis Apartments Phase II. Under the Massachusetts Housing Initiative, launched in 2007, the HIT and its subsidiary Building America CDE, Inc. have financed 45 projects in the Commonwealth.
SOCIAL IMPACT

All units of Phase II will be income-restricted, with set-asides ranging from 30% to 80% of Area Median Income. Additionally, the three new buildings will be built to Passive House standards, which are designed to provide a high level of comfort coupled with an extremely low energy consumption.

The Economic Opportunity Center, a computer lab that will offer training and workshops, and the new Worcester Public Library branch are critical components of the overall campus redevelopment effort. These buildings will support the resident services programs offered at the development and will also be available to the public.

ECONOMIC IMPACT OF INVESTMENT*

$20.1 Million HIT Investment	$146.6 Million Total Development Cost	150 Units (100% affordable)	946,810 Hours of Union ConstructionWork Generated	$42.4 Million Tax revenue generated	$265.4 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of December 31, 2025. Economic impact data is in 2025 dollars and all other figures are nominal. Building America CDE, Inc. is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT's portfolio.

PROJECT PROFILE | Curtis Apartments Phase II – Worcester, MA

“Having grown up in Curtis Apartments, I relish my childhood memories there and am thrilled to see our union pension money revitalizing this wonderful community. There’s no better feeling than knowing our investment is creating good local union jobs with wages and benefits that support working families.”

- Brian Brousseau, President Roofers Local 33

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflciohit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

2/2026

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com